                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported ) June 12, 1998

                          Mack-Cali Realty Corporation
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


       Maryland                      1-13274                  22-3305147
--------------------------------------------------------------------------------
(state or other jurisdiction      (Commission               (IRS Employer
     or incorporation)             File Number)          Identification Number)


                 11 Commerce Drive, Cranford , New Jersey 07016





--------------------------------------------------------------------------------
       Registrant's telephone number, including area code: (908) 272-8000



                                       N/A
--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro Forma Financial Information (unaudited)

     The pro forma financial information for the Company previously presented as Item 7(b) of the Current Report on Form 8-K dated June 12, 1998 is hereby amended in its entirety.

     o  Condensed consolidated balance sheet as of March 31, 1998,

     o Condensed consolidated statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997, and

     o Estimated twelve-month pro forma statement of taxable net operating income and operating funds available for the twelve month period ended March 31, 1998.

     This current report on Form 8-K/A should be read in conjunction with the current report on Form 8-K dated June 12, 1998.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MACK-CALI REALTY CORPORATION
August 5, 1998                        By:        /s/ Thomas A. Rizk
                                           ------------------------------------
                                                    Thomas A. Rizk
                                           Chief Executive Officer and Director

August 5, 1998                        By:        /s/ Barry Lefkowitz
                                           ------------------------------------
                                                    Barry Lefkowitz
                                               Executive Vice President and
                                                 Chief Financial Officer

                          MACK-CALI REALTY CORPORATION
           Pro Forma Condensed Consolidated Balance Sheet (unaudited)
                       As of March 31, 1998 (in thousands)
--------------------------------------------------------------------------------


The following unaudited pro forma condensed consolidated balance sheet is presented as if the completion by the Company of the acquisitions of the remaining properties in the McGarvey Portfolio (not yet acquired), the remaining properties in the Pacifica Portfolio not yet acquired at March 31, 1998, 3600 S. Yosemite, Ramland Road, 500 College Road, D.C. Portfolio and 400 South Colorado, (collectively, the "Second Quarter 1998 Acquisitions"), as well as the Company's 1998 stock offerings from April 1, 1998 through May 29, 1998, had all occurred on March 31, 1998. This unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-Q for the three months ended March 31, 1998.

The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the aforementioned acquisitions and stock offerings actually occurred on March 31, 1998, nor does it purport to represent the future financial position of the Company.


                                                                      Pro Forma
                                                                    Adjustments for
                                                  Company           the Second Quarter           Company
ASSETS                                          Historical         1998 Acquisitions             Pro Forma
--------------------------------------------------------------------------------------------------------
Rental property, net                            $2,965,384              $263,414 (a)         $3,228,798
Cash and cash equivalents                           11,717                (6,700)(b)              5,017
Investment in partially-owned entity                18,034                    --                 18,034
Unbilled rents receivable                           30,641                    --                 30,641
Deferred charges and other assets, net              21,672                    --                 21,672
Restricted cash                                      6,791                    --                  6,791
Accounts receivable, net                             3,826                    --                  3,826
Mortgage note receivable                            27,250                    --                 27,250
--------------------------------------------------------------------------------------------------------

Total assets                                    $3,085,315              $256,714             $3,342,029
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------
Mortgages and loans payable                     $1,207,592              $167,146 (c)         $1,374,734
Dividends and distributions payable                 35,139                    --                 35,139
Accounts payable and accrued expenses               31,510                    --                 31,510
Accrued interest payable                             1,935                    --                  1,935
Rents received in advance
   and security deposits                            29,651                    --                 29,651
--------------------------------------------------------------------------------------------------------

Total liabilities                                1,305,827               167,146              1,472,973
--------------------------------------------------------------------------------------------------------
Minority interest of unitholders in
   Operating Partnership                           404,830                20,753(d)             425,583
--------------------------------------------------------------------------------------------------------
Stockholders' equity
   Common stock, $0.01 par value                       558                    20(e)                 578
Other stockholders' equity                       1,374,100                68,795(e)           1,442,895
--------------------------------------------------------------------------------------------------------
Total stockholders' equity                       1,374,658                68,815              1,443,473
--------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity      $3,085,315              $256,714             $3,342,029
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------


See accompanying footnotes on subsequent page

                          MACK-CALI REALTY CORPORATION
       Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)
         As of March 31, 1998 (in thousands, except share/unit amounts )
--------------------------------------------------------------------------------



(a) Represents the approximate aggregate cost of the Second Quarter 1998 Acquisitions, comprised of: the remaining properties in the McGarvey Portfolio not yet acquired ($11,997), remaining properties in the Pacifica Portfolio not yet acquired at March 31, 1998 ($92,567), 3600
         S. Yosemite ($13,500), Ramland Road ($6,700), 500 College Road ($21,200), D.C. Portfolio ($105,450) and 400 S. Colorado ($12,000).

(b) Represents the acquisition of Ramland Road on May 14, 1998 funded from the Company's cash reserves.

(c) Represents the Company's approximate aggregate pro forma drawings on the Company's credit facilities of $167,146, which are to be, or have been used, as the primary means in funding the cash portion of the Second Quarter 1998 Acquisitions.

(d) Represents the issuance of approximately 567,024 common operating partnership units, valued at approximately $20,753, in connection with the acquisition of certain of the Pacifica Portfolio properties.

(e) Represents the issuance of 1,978,843 shares of common stock in two stock offerings, raising total net proceeds of approximately $68,815, which proceeds were used, for pro forma purposes, as part of the funding of the Second Quarter 1998 Acquisitions.

                          MACK-CALI REALTY CORPORATION
      Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                      And the Year Ended December 31, 1997
-------------------------------------------------------------------------------


The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 are presented as if each of the following had occurred on January 1, 1997: (i) the completion by the Company of the Robert Martin Company transaction (the "RM Transaction"), (ii) the acquisition by the Company of the properties known as 1345 Campus Parkway, Westlakes Office Park, Moorestown Buildings, Shelton Plaza, 200 Corporate Boulevard, Three Independence Way, The Trooper Building, Princeton Overlook and Concord Plaza, (iii) the completion by the Company of the October 1997 13 million share stock offering, (iv) the completion by the Company of the acquisition of the properties of the Mack Company and Patriot American Office Group (the "Mack Transaction") and (v) the completion by the Company of the 1998 Offerings and the 1998 Acquisitions (collectively, the "Reported Events"). Items
(i), (ii), (iii) and (iv) are to be collectively hereinafter referred to as the 1997 Events.

Such pro forma information is based upon the historical consolidated results of operations of the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997, after giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-Q for the three months ended March 31, 1998, and in the Company's Form 10-K for the year ended December 31, 1997.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

                          MACK-CALI REALTY CORPORATION
      Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                    (in thousands, except per share amounts)
--------------------------------------------------------------------------------



                                                                 1998
                                             Company         Acquisitions  Pro Forma      Company
REVENUES                                     Historical       Historical   adjustments    Pro Forma
--------------------------------------------------------------------------------------------------------
Base rents                                  $  92,916       $  14,372       $1,436 (b)     $ 108,724
Escalations and recoveries from tenants        10,357           1,797           --           12,154
Parking and other                               2,006             825           --            2,831
Interest income                                   544              --           --              544
--------------------------------------------------------------------------------------------------------

Total revenues                                105,823          16,994        1,436          124,253
--------------------------------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------------------------------

Real estate taxes                              10,073           1,945           --           12,018
Utilities                                       8,301           1,340           --            9,641
Operating services                             12,693           1,782           --           14,475
General and administrative                      6,196             974           --            7,170
Depreciation and amortization                  16,231              --        2,972 (b)       19,203
Interest expense                               18,480              --        6,590 (c)       25,070 (c)
--------------------------------------------------------------------------------------------------------

Total expenses                                 71,974           6,041        9,562           87,577
--------------------------------------------------------------------------------------------------------

Income before minority interest                33,849          10,953       (8,126)          36,676
Minority interest                               7,306              --          248 (d)        7,554 (d)
--------------------------------------------------------------------------------------------------------

Net income                                    $26,543         $10,953       (8,374)        $  29,122
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------


Basic weighted average common shares
   outstanding (e)                             51,363                                        57,768 (e)
                                               ------                                        ------

Net income per basic and diluted
   common share (f)                         $    0.52                                     $    0.50
                                            -    ----                                     -    ----

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                                 (in thousands)
--------------------------------------------------------------------------------


(a) Reflects historical revenues and certain expenses for the 1998 Acquisitions for the period from January 1, 1998 through the earlier of the date of acquisition or March 31, 1998, as follows:

                                                                       Parking   Real
                                               Base      Escalations/    and    Estate                   Operating      General and
Property (1)               Acquis. Date       Rents      Recoveries     Other   Taxes       Utilities     Services    Administrative
------------------------------------------------------------------------------------------------------------------------------------
McGarvey Portfolio         Jan. 30, 1998 (2)  $  423     $  146           --    $ 109      $    11        $   34        $     1
500 West Putnam            Feb.  5, 1998         230         38           --       17           26            27             15
Mountainview               Feb. 25, 1998         422         34           --       35           68            70             14
Cielo Center               Mar. 12, 1998         943         43        $  19      124           89           138             73
Pacifica Portfolio         Mar. 27, 1998 (3)   3,227        372           19      326          168           246             98
Prudential Bus. Campus     Mar. 27, 1998       3,033        252          636      612          285           168            496
Morris County Fin. Ctr.    Mar. 30, 1998       1,511        499           --      193          252           322             86
3600 S. Yosemite           May  13, 1998         405         18           --       30           52            82             10
500 College Road East      May  22, 1998         707        117           --       79          153            86             33
D.C. Portfolio             June  1, 1998 (4)   3,032        251          151      371          186           509            123
400 S. Colorado            June  3, 1998         439         27           --       49           50           100             25
------------------------------------------------------------------------------------------------------------------------------------

Total 1998 Acquisitions                       $14,372     $1,797         $825   $1,945       $1,340        $1,782           $974
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


(1) 2115 Linwood, Ramland Road and certain of the properties in the Pacifica Portfolio (aggregate cost of $26,761) were not in operation, due to being vacant and/or under development, during the three months ended March 31, 1998.
(2) Acquisition of four of the 21 properties in this portfolio has not yet been completed: results for period include full quarter operations for those pending acquisitions.
(3) Acquisition of six of the 18 properties was completed on June 8, 1998 and acquisition of two of the 18 properties in this portfolio has not yet been completed: results for period include full quarter operations for those pending acquisitions.
(4) Acquisition of one of the three properties in this portfolio has not yet been completed: results for period include full quarter operations for those pending acquisitions.

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                                 (in thousands)
--------------------------------------------------------------------------------


(b) Reflects pro forma adjustments to base rent and depreciation for the 1998 Acquisitions for the period from January 1, 1998 through the earlier of the date of acquisition or March 31, 1998, as follows:


                                                                Base
Property (1)               Acquis. Date                     Rent Adj. (2)            Depreciation (3)
----------------------------------------------------------------------------------------------------------
McGarvey Portfolio         Jan. 30, 1998  (4)                 $308                         $109
500 West Putnam            Feb.  5, 1998                        14                           35
Mountainview               Feb. 25, 1998                         3                           88
Cielo Center               Mar. 12, 1998                        88                          172
Pacifica Portfolio         Mar. 27, 1998 (5)                    51                          736
Prudential Bus. Campus     Mar. 27, 1998                       463                          743
Morris County Fin. Ctr.    Mar. 30, 1998                       (27)                         280
3600 S. Yosemite           May  13, 1998                       (17)                          72
500 College Road East      May  22, 1998                        52                          113
D.C. Portfolio             June  1, 1998   (6)                 516                          560
400 S. Colorado            June  3, 1998                       (15)                          64
----------------------------------------------------------------------------------------------------------

Total Pro Forma Adj.                                        $1,436                       $2,972
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------


(1) 2115 Linwood, Ramland Road and certain of the properties in the Pacifica Portfolio (aggregate cost of $26,761) were not in operation, due to being vacant and/or under development, during the three months ended March 31, 1998.

(2) Adjustments to base rent to reflect the resetting of the straight-line rent for all leases in effect from January 1, 1997 forward.

(3) Pro forma depreciation is based on the building-related portion of the purchase price and associated costs (for those properties in operation during the period), depreciated using the straight-line method over a 40-year useful life.

(4) Acquisition of four of the 21 properties in this portfolio has not yet been completed: results for period include full quarter operations for those pending acquisitions.

(5) Acquisition of six of the 18 properties was completed on June 8, 1998 and acquisition of two of the 18 properties in this portfolio has not yet been completed: results for period include full quarter operations for those pending acquisitions.

(6) Acquisition of one of the three properties in this portfolio has not yet been completed: results for period include full quarter operations for those pending acquisitions.

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                                 (in thousands)
--------------------------------------------------------------------------------


(c) Pro forma adjustment to interest expense for the three months ended March 31,1998 reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund certain acquisitions. Pro forma interest expense for the three months ended March 31, 1998 is computed as follows:



     Interest expense on loan assumed with Fair Lawn acquisition on March 3, 1995                  $   371
         (fixed interest rate of 8.25 percent on average outstanding principal balance of approximately $18,185)

     Interest expense on mortgages assumed in connection with the Harborside                         2,708
         acquisition in 1996 (fixed interest rate of 7.32 percent on $107,912 and initial rate of 6.99 percent on $42,088)

     Interest expense on the Teachers Mortgage assumed with the RM Transaction                       3,326
         on January 31, 1997 (fixed interest rate of 7.18 percent on
         $185,283)

     Interest expense on the Mack Transaction Assumed Debt during the period                         5,288

     Interest expense on West Putnam Mortgage ($12,104) with an effective                              197
         interest rate of 6.52 percent

     Interest expense on McGarvey Mortgages ($8,354) with a weighted average                           130
         effective interest rate of 6.24 percent

     Interest expense on Prudential Term Loan ($200,000) with an                                     3,395
         interest rate of 6.79 percent

     Interest expense on pro forma drawings on the Company's credit facilities of                    9,401
         $545,772 at a weighted average interest rate of 6.89 percent

     Historical amortization of deferred mortgage, finance and title costs for the                     254
          three months ended March 31,1998                                                          ------


         Pro forma interest expense for the three months ended March 31, 1998:                      25,070

         Company historical interest expense:                                                       18,480
                                                                                                   -------
                                                                Pro Forma Adjustment                $6,590
                                                                                                   -------
                                                                                                   -------

     Interest expense can be effected by increases and decreases in the variable interest rates under the Company's various floating rate debt. For example, a one-eighth percent change in such variable interest rates will result in a $264 change for the three months ended March 31, 1998.

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                    For the Three Months Ended March 31, 1998
                                 (in thousands)
--------------------------------------------------------------------------------



(d) Represents pro forma minority interest computed as follows:

         Income before minority interest                                         $36,676

         Preferred unit dividend                                                                            $3,911

         Income allocable to common stockholders of the Company and
              unitholders in the Operating Partnership                           $32,765
                                                                                 -------
         Allocation to minority interest based upon weighted average
              percentage of Common Units outstanding of 11.12 percent                                        3,643
                                                                                                          --------

         Pro forma minority interest for the three months ended
              March 31, 1998                                                                                 7,554
                                                                                                          --------

         Company historical                                                                                  7,306

                                                              Pro Forma Adjustment:                       $    248
                                                                                                          --------
                                                                                                          --------


(e) The following is a reconciliation of the historical basic weighted average common shares outstanding to the pro forma basic weighted average common shares outstanding (shares in thousands):

         Historical basic weighted average common shares outstanding                                51,363

         Effect of pro forma adjustment for shares issued in connection                              6,405
               with the 1998 stock offerings

         Pro forma basic weighted average common shares outstanding                                 57,768
                                                                                                 ---------
                                                                                                 ---------


(f) Diluted pro forma net income per share is not presented since common stock equivalents and the Preferred Units are not dilutive.

                          MACK-CALI REALTY CORPORATION
      Pro Forma Condensed Consolidated Statement Of Operations (unaudited)
                      For the Year Ended December 31, 1997
                    (in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                            1997 Events and
                                       Company                 1998 Acquis.              Pro Forma          Company
                                       Historical              Historical (a)            Adjustments        Pro Forma
---------------------------------------------------------------------------------------------------------------------

Base rents                               $206,215               $200,806           $15,764 (b)               $422,785
Escalations and recoveries
   from tenants                            31,130                 25,749                --                     56,879
Parking and other                           6,910                 10,168                --                     17,078
Interest income                             5,546                    --              (835) (g)                  4,711
---------------------------------------------------------------------------------------------------------------------

Total revenues                            249,801                236,723            14,929                    501,453
---------------------------------------------------------------------------------------------------------------------


EXPENSES
---------------------------------------------------------------------------------------------------------------------

Real estate taxes                          25,992                 25,955                --                     51,947
Utilities                                  18,246                 20,335                --                     38,581
Operating services                         30,912                 29,964                --                     60,876
General and administrative                 15,862                 11,822                --                     27,684
Depreciation and amortization              36,825                    --             37,434 (b)                 74,259
Interest expense                           39,078                    --             66,589 (c)                105,667(c)
Non-recurring merger -
 related charges                           46,519                    --           (46,519) (h)                --
-----------------------------------------------------------------------------------------------------------------------

Total expenses                            213,434                 88,076            57,504                    359,014
-----------------------------------------------------------------------------------------------------------------------

Income before minority
  interest and extraordinary item          36,367                148,647          (42,575)                    142,439
Minority interest                          31,379                    --            (2,456) (d)                 28,923(d)
-----------------------------------------------------------------------------------------------------------------------

Income before extraordinary
  item                                     $4,988              $ 148,647         $(40,119)                   $113,516
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Basic weighted average common
   shares outstanding (e)                  39,266                                                              57,510(e)
                                           ------                                                              ------

Income before extraordinary
  item per basic and diluted
   common share (f)                        $ 0.13                                                              $ 1.97
                                           ------                                                              ------

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
               For the Year Ended December 31, 1997 (in thousands)
--------------------------------------------------------------------------------


(a) Reflects historical revenues and certain expenses for the 1997 Events and 1998 Acquisitions for the period from January 1, 1997 through the earlier of the date of acquisition or December 31, 1997, as follows:

                                                                                   Real
                                                Base     Escalations/    Other    Estate                Operating      General and
Transaction/Acquis. (1)    Date Completed       Rents    Recoveries     Income    Taxes       Utilities  Services    Administrative
-----------------------------------------------------------------------------------------------------------------------------------
1345 Campus Parkway        Jan. 28, 1997      $    58       $    19          --     $   7       $   1     $    4          $    1
RM Transaction             Jan. 31, 1997        5,219           195     $   524       817         379        858             410
Westlakes                  May   8, 1997        2,825           866          --       258         362        449             246
Shelton Place              July 31, 1997        1,259           123          --        94         168        162              57
200 Corporate Blvd.        Aug. 15, 1997          482            15          --        68           6         91               1
Three Independence Way     Sept. 3, 1997        1,312             2          --       163          72        147              28
The Trooper Buildings      Nov. 19, 1997        1,395           537          --       113         228        172              54
The Mack Transaction       Dec. 11, 1997      122,989        16,099       6,500    15,099      13,210     18,679           7,043
Princeton Overlook         Dec. 19, 1997        3,166           265          --       436         209        302             183
Concord Plaza              Dec. 19, 1997        3,470           511         128       619         249        721             227
McGarvey Portfolio         Jan. 30, 1998 (4)    5,002         1,009          --       780          90        376               2
500 West Putnam            Feb.  5, 1998        2,270           482          --       170         269        314             167
Mountainview               Feb. 25, 1998        2,654           211           4       221         421        508             110
Cielo Center               Mar. 12, 1998        3,977           206         106       597         492        849             264
Pacifica Portfolio         Mar. 27, 1998 (5)    7,825           791          53     1,084         495        808             263
Prudential Bus. Campus     Mar. 27, 1998       12,225         1,082       2,159     2,531         941        828           1,632
Morris County Fin. Ctr.    Mar. 30, 1998        6,044         1,794          48       789         939      1,229             329
3600 S. Yosemite           May  13, 1998        1,678            10          69       119         195        316              49
500 College Road East      May  22, 1998        2,828           437          --       318         479        407             161
D.C. Portfolio             June  1, 1998 (6)   12,739         1,000         577     1,487         899      2,362             486
400 S. Colorado            June  3, 1998        1,389            95          --       185         231        382             109
------------------------------------------------------------------------------------------------------------------------------------

 Total 1997 Events
   and 1998 Acquisitions Historical          $200,806       $25,749     $10,168   $25,955     $20,335    $29,964         $11,822
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------



See footnotes to this page on subsequent page.

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
               For the Year Ended December 31, 1997 (in thousands)
--------------------------------------------------------------------------------

(b) Reflects pro forma adjustments to base rent and depreciation for the 1997 Events and 1998 Acquisitions for the period from January 1, 1997 through the earlier of the date of acquisition or December 31, 1997, as follows:

                                                      Base
Transaction/Acquis. (1)    Date Completed        Rent Adj. (2)             Depreciation (3)
-----------------------------------------------------------------------------------------------
1345 Campus Parkway        Jan. 28, 1997         $      --                   $       12
RM Transaction             Jan. 31, 1997               (10)                         864
Westlakes                  May   8, 1997               301                          607
Shelton Place              July 31, 1997              (113)                         192
200 Corporate Blvd.        Aug. 15, 1997                --                          106
Three Independence Way     Sept. 3, 1997                (3)                         189
The Trooper Buildings      Nov. 19, 1997                 1                          303
The Mack Transaction       Dec. 11, 1997            10,018                       20,797
Princeton Overlook         Dec. 19, 1997               149                          578
Concord Plaza              Dec. 19, 1997               252                          724
McGarvey Portfolio         Jan. 30, 1998 (4)           307                        1,308
500 West Putnam            Feb.  5, 1998               150                          426
Mountainview               Feb. 25, 1998                10                          525
Cielo Center               Mar. 12, 1998               626                          825
Pacifica Portfolio         Mar. 27, 1998 (5)           224                        2,470
Prudential Bus. Campus     Mar. 27, 1998             1,913                        3,153
Morris County Fin. Ctr.    Mar. 30, 1998                 4                        1,121
3600 S. Yosemite           May  13, 1998               (17)                         287
500 College Road East      May  22, 1998               208                          451
D.C. Portfolio             June  1, 1998 (6)         1,721                        2,241
400 S. Colorado            June  3, 1998                23                          255
-----------------------------------------------------------------------------------------------
 Total 1997 Events and
   1998 Acquisitions Historical                  $  15,764                   $   37,434
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

See footnotes to this page on subsequent page.

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                      For the Year Ended December 31, 1997
                                 (in thousands)
--------------------------------------------------------------------------------



Notes to Footnote "(a)" and Footnote "(b)":

     (1) Moorestown Properties, 2115 Linwood, Ramland Road and certain of the properties in the Pacifica Portfolio (aggregate cost of $49,047) were not in operations, due to being vacant and/or under development, during the year ended December 31, 1997.
     (2) Adjustments to base rent to reflect the resetting of the straight-line rent for all leases in effect from January 1, 1997 forward.
     (3) Pro forma depreciation is based on the building-related portion of the purchase price and associated costs (for those properties operation during the period) depreciated using the straight-line method over a 40-year life.
     (4) Acquisition of four of the 21 properties in this portfolio has not yet been completed.
     (5) Acquisition of six of the 18 properties was completed on June 8, 1998 and acquisition of two of the 18 properties in this portfolio has not yet been completed.
     (6) Acquisition of one of the three properties in this portfolio has not yet been completed.

---------------------------


(c) The pro forma adjustment to interest expense for the year ended December 31, 1997 reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund certain acquisitions. Pro forma interest expense for the year ended December 31, 1997 is computed as follows:


        Interest expense on the Initial Mortgage Financing, after the Partial Pre-                        $4,858
        payment (fixed interest rate of 8.02 percent on $44,313 and variable rate of 30-day LIBOR plus 100 basis points on $20,195; weighted average interest rate used is 6.46 percent)

        Interest expense on loan assumed with Fair Lawn acquisition on March 3, 1995                       1,500
        (fixed interest rate of 8.25 percent on average outstanding principal balance of approximately $18,185)

        Interest expense on mortgages in connection with the Harborside acquisition on                    10,841
        November 4, 1996 (fixed interest rate of 7.32 percent on $107,912 and initial rate of 6.99 percent on $42,088)

        Interest expense on Teachers Mortgage assumed with the RM Transaction on                          13,303
        January 31, 1997 (fixed interest rate of 7.18 percent on $185,283)

        Interest expense on Mack Assumed Debt ($291,883) with a weighted average                          22,530
        interest rate of 7.72 percent

        Interest expense on West Putnam Mortgage ($12,104) with an effective                                789
        interest rate of 6.52 percent

        Interest expense on McGarvey Mortgage ($8,354) with a weighted average                               519
        effective interest rate of 6.24 percent

        Interest expense on Prudential Term Loan ($200,000) at a weighted average                         13,700
         interest rate of 6.85 percent


                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                      For the Year Ended December 31, 1997
                                 (in thousands)
--------------------------------------------------------------------------------



        Interest expense on pro forma drawings on the Company's credit facilities of                      36,644
        $523,486 at a weighted average rate of 7.00 percent

        Historical amortization of deferred mortgage, finance and title costs for the                        983
        year ended December 31, 1997
                                                                                                         -------
        Pro forma interest expense for the year ended December 31, 1997:                                 105,667

        Company historical interest expense                                                               39,078

                                                                       Pro Forma Adjustment:             $66,589
                                                                                                         -------
                                                                                                         -------
        Interest expense can be effected by increases and decreases in the variable rates under the Company's various floating rate debt. For example, a one-eight percent change in such variable interest rates will result in a $1,055 change for the year ended December 31, 1997.

(d) Represents pro forma minority interest computed as follows:

         Income before extraordinary item and minority interest                   $142,439

         Pro forma dividend yield of 6.75 percent on the Preferred                                       $15,563
         Units with a par value of $230,562

         Income allocable to common stockholders of the Company and                126,876
         unitholders in the Operating Partnership                                  -------

         Allocation to minority interest based upon weighted average                                      13,360
         percentage of Common Units outstanding of 10.53 percent
                                                                                                         -------

         Pro Forma minority interest for the Year Ended December 31, 1997                                 28,923

         Company historical including amount related to the beneficial                                    31,379
         conversion feature of the Preferred Units of $26,801 (h)
                                                                                                         -------

                                                                       Pro Forma Adjustment:            $(2,456)
                                                                                                         -------
                                                                                                         -------
(e)  The following is a reconciliation of the historical basic weighted average common shares outstanding to the pro forma basic weighted average common shares outstanding (shares in thousands):

         Historical basic weighted average shares outstanding                                             39,266

         Effect of shares issued in connection with the 1997 and 1998                                     18,045
         stock offerings

         Effect of vesting of 199 shares on an accelerated basis as a result of                              199
         the Mack Transaction                                                                           --------

         Pro forma basic weighted average shares outstanding                                              57,510
                                                                                                         -------
                                                                                                         -------

                          MACK-CALI REALTY CORPORATION
  Notes to Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                      For the Year Ended December 31, 1997
                                 (in thousands)
--------------------------------------------------------------------------------


(f) Diluted pro forma net income before extraordinary item per share is not presented since common stock equivalents and the Preferred Units are not dilutive.

(g) Represents pro forma reduction for interest income earned on investments of proceeds from the Company's November 1996 stock offering ($835).

(h) The charge related to the beneficial conversion feature of the preferred units ($26,801) and the non-recurring merger-related charges ($46,519) were excluded for pro forma purposes.

                          MACK-CALI REALTY CORPORATION
            Estimated Twelve Month Pro Forma Statement of (unaudited)
           Taxable Net Operating Income and Operating Funds Available
--------------------------------------------------------------------------------

The following unaudited statement is a Pro Forma estimate for a twelve month period of taxable income and funds available from operations of the Company. The Pro Forma statement is based on the Company's historical operating results for the twelve month period ended March 31, 1998, adjusted for historical operations of the properties acquired or to be acquired during the period April 1, 1997 to June 5, 1998 (as reported in this Current Report and previous Form 8-K and 8-K/A filings of the Company dated January 16, 1998, December 11, 1997, September 19, 1997, and September 18, 1997) and certain items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the financial statements of the Company and (ii) the Pro Forma financial statements of the Company.


Estimate of Taxable Net Operating Income (in thousands):
Mack-Cali Realty Corporation Pro Forma income before minority interest for the twelve month period ended March 31, 1998,
  exclusive of depreciation and amortization (Note 1)..................................               218,403
Net adjustment for tax basis revenue recognition (Note 2)..............................               (1,121)
Estimated tax deduction from the exercise and sale of stock
  options under the Company's Employee Stock Option Plan...............................               (5,158)
Estimated tax depreciation and amortization (Note 3)...................................              (67,560)
                                                                                                   ----------
Pro Forma taxable income before allocation to minority interest and....................
  dividends deduction..................................................................               144,564
Estimated allocation to minority interest (Note 4).....................................              (30,766)
Estimated dividends deduction (Note 5).................................................             (115,629)
                                                                                                    ---------
                                                                                                     $ (1,831)
Pro Forma taxable net operating income                                                               $      0
                                                                                                    ---------
                                                                                                    ---------

Estimate of Operating Funds Available (in thousands):
Pro Forma taxable operating income before allocation to minority
  interests and dividends deduction                                                                 $ 144,564
Add:  Pro Forma depreciation and amortization                                                          67,560
                                                                                                    ---------
Estimated Pro Forma operating funds available (Note 6)                                              $ 212,124
                                                                                                    ---------
                                                                                                    ---------

---------------------------


Note 1 - The Pro Forma income before minority interest represents the Company's income before minority interest for the twelve month period ended March 31, 1998.

Note 2 - Represents the net adjustment to (i) recognize prepaid rent and (ii) reverse the effect of rental revenue recognition on a straight line basis.


Note 3 - Tax depreciation for the Company is based upon the original cost or purchase price allocated to the buildings, depreciated on a straight-line method over their respective tax lives.

Note 4 - Estimated allocation of taxable income to minority interests is based on a 18.84 percent minority interest in the operating partnership after certain gross income and depreciation adjustments, with a special allocation of depreciation on properties included in the Initial Public Offering and subsequent acquisitions where Operating Units were issued as part of the consideration in the transaction.

Note 5 - Estimated dividends deduction is based on 57,814,529 shares outstanding at the dividend rate of $2.00 per share. Shares outstanding, on a Pro Forma basis, are 57,814,529.


Note 6 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.